Exhibit 99.1

(1) Commentary is on a fully taxable-equivalent basis unless otherwise noted. Consistent with SEC guidance in Industry Guide 3 that contemplates the calculation of tax-exempt income on a tax equivalent basis, net interest income and net interest margin are provided on a fully taxable-equivalent basis, which generally assumes a 21% marginal tax rate. We provide detailed reconciliations in the Non-GAAP Performance and Financial Measures Reconciliation table on page 13. Exhibit 99.1 PRESS RELEASE ATLANTIC CAPITAL BANCSHARES, INC. REPORTS FOURTH QUARTER 2020 RESULTS Atlanta, GA – January 21, 2021 – Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) announced net income for the quarter ended December 31, 2020 of $10.0 million, or $0.48 per diluted share, compared to $7.1 million, or $0.32 per diluted share, for the fourth quarter of 2019 and $8.6 million, or $0.40 per diluted share, for the third quarter of 2020. “Atlantic Capital recorded another quarter of strong operating performance during the pandemic with double- digit percentage growth in loans, deposits, net interest income, and service charge income. While the course of economic recovery is uncertain, Atlantic Capital is well positioned with a fortress balance sheet and strong business development momentum for solid growth and strong performance in 2021,” remarked Douglas Williams, President and Chief Executive Officer. Fourth Quarter Highlights(1)  Loans held for investment excluding Paycheck Protection Program (“PPP”) loans increased $100.7 million, or 21% annualized, compared to the third quarter of 2020 and increased $183.4 million, or 10%, compared to the fourth quarter of 2019.  Average deposits increased $402.2 million, or 65% annualized, compared to the third quarter of 2020 and increased $727.8 million, or 34%, compared to the fourth quarter of 2019.  Cost of deposits decreased to 0.16% from 0.19% in the third quarter of 2020 and 0.90% in the fourth quarter of 2019.  Tangible book value per share increased to $15.62 from $15.11 at September 30, 2020 and from $14.09 at December 31, 2019.  Annualized net charge-offs to average loans totaled 0.05% for the fourth quarter of 2020 and 0.11% for the full year 2020.  Non-performing assets to total assets were 0.13% at December 31, 2020 compared to 0.20% at September 30, 2020.  823,000 shares repurchased in the fourth quarter of 2020 totaling $11.5 million at an average price of $13.98. As of December 31, 2020, approximately $7.3 million remained from the $25 million share repurchase program. Income Statement Taxable equivalent net interest income totaled $23.0 million for the fourth quarter of 2020, an increase of $2.3 million, or 11%, from the fourth quarter of 2019, and an increase of $926,000, or 17% annualized, from the third quarter of 2020. The fourth quarter of 2020 included $2.3 million in PPP loan income compared to $1.6 million in the third quarter of 2020. Taxable equivalent net interest margin was 2.91% in the fourth quarter of 2020, compared to 3.38% in the fourth quarter of 2019 and 3.14% in the third quarter of 2020. The linked quarter decrease was primarily the result of the increase in deposits and corresponding increase in cash balances. The taxable equivalent net interest margin, excluding PPP loans, in the fourth quarter of 2020 was 2.81% compared to 3.18% in the third quarter of 2020. The yield on loans in the fourth quarter of 2020 was 3.89%, a decrease of 106 basis points from the fourth quarter of 2019 and an increase of 7 basis points from the third quarter of 2020. Excluding the PPP loans, the fourth quarter of 2020 loan yield was 3.86% compared to 3.95% in the third quarter of 2020. The cost of deposits in the fourth quarter of 2020 was 0.16%, a decrease of 74 basis points from the fourth quarter of 2019 and a decrease of 3 basis points from the third quarter of 2020. The cost of interest bearing deposits decreased 111 basis points to 0.25% from the fourth quarter of 2019, and decreased 3 basis points from the third quarter of 2020.

The provision for credit losses was $481,000 in the fourth quarter of 2020 compared to $787,000 in the fourth quarter of 2019 and $28,000 in the third quarter of 2020. The fourth quarter of 2020 provision for credit losses included a $225,000 provision for loan losses and a $257,000 provision for unfunded commitments. The higher provision for unfunded commitments in the fourth quarter of 2020 was driven by an increase in the level of unfunded commitments. Noninterest income totaled $3.0 million in the fourth quarter of 2020 compared to $2.7 million in the fourth quarter of 2019 and $2.5 million in the third quarter of 2020. Service charge income in the fourth quarter of 2020 totaled $1.3 million, an increase of $343,000 compared to the fourth quarter of 2019, and an increase of $124,000 from the third quarter of 2020. The increase in service charge income was primarily due to growth in our payments and fintech businesses along with solid growth in our core treasury management business. SBA income totaled $1.0 million, an increase from $893,000 in the third quarter of 2020, primarily from higher SBA origination volume. Noninterest expense totaled $13.2 million in the fourth quarter of 2020, compared to $13.4 million in the fourth quarter of 2019 and $13.7 million in the third quarter of 2020. The $413,000 linked quarter decrease in salaries and benefits was primarily driven by an increase in loan production salary cost deferrals due to higher loan originations during the fourth quarter and a decrease in incentive compensation. In addition, other noninterest expense decreased in the fourth quarter of 2020 primarily from the recovery of $290,000 of the $470,000 in losses on customer accounts incurred during the third quarter of 2020. The 2020 effective tax rate from continuing operations was 17.0% compared to 21.3% for the full year of 2019, and was impacted by lower pretax earnings as well as increased non-taxable securities income from municipal bonds. Balance Sheet Total loans held for investment were $2.25 billion at December 31, 2020, an increase of $375.5 million, or 20.0%, from December 31, 2019 and an increase of $61.0 million, or 11% annualized, from September 30, 2020. PPP loans totaled $192.2 million at December 31, 2020, a decrease of $40.0 million compared to September 30, 2020, due to the forgiveness of PPP loans during the fourth quarter. In addition to the strong funded loan growth across most of our lines of business, total unfunded commitments increased $50.0 million, on a linked quarter basis, primarily due to strong growth in our commercial real estate business. The allowance for credit losses was 1.55% of total loans held for investment at December 31, 2020, compared to 1.59% at September 30, 2020. Excluding the impact of PPP loans, the allowance for credit losses at December 31, 2020 was 1.70% compared to 1.78% at September 30, 2020. Annualized net charge-offs were 0.05% for the fourth quarter of 2020 and 0.11% for the full year 2020. Non-performing assets totaled $4.9 million, or 0.13% of total assets, as of December 31, 2020, compared to $6.0 million, or 0.20% of total assets, as of September 30, 2020. Total average deposits were $2.87 billion for the fourth quarter of 2020, an increase of $727.8 million, or 33.9%, from the fourth quarter of 2019 and an increase of $402.2 million, or 65.1% annualized, from the third quarter of 2020. In addition to typical seasonal increases in fourth quarter deposits, we continued to see strong growth in core deposits across most of our lines of business. Noninterest bearing deposits were 34.0% of total average deposits in the fourth quarter of 2020, compared to 33.5% in the fourth quarter of 2019 and 34.6% in the third quarter of 2020. Tangible common equity to tangible assets decreased to 8.9% at December 31, 2020, compared to 11.0% September 30, 2020, due to the impact from the fourth quarter growth in deposits and its corresponding increase on the size of the year- end balance. Cash and cash equivalents were $653.4 million and total assets were $3.62 billion at December 31, 2020 compared to cash and cash equivalents of $114.0 million and total assets of $2.92 billion at September 30, 2020. Earnings Conference Call Atlantic Capital will host a conference call at 1:00 p.m. EST on Friday, January 22, 2021, to discuss the financial results for the quarter ended December 31, 2020. Individuals wishing to participate in the conference call may do so by dialing 833-685-0902 from the United States. The call will also be available live via webcast on the Investor Relations page of our website, www.atlanticcapitalbank.com. A presentation will be used during the earnings conference call and is available at https://atlanticcapitalbank.q4ir.com/news-market-data/presentations/default.aspx. 2

Non-GAAP Financial Measures Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) taxable equivalent interest income; (ii) taxable equivalent net interest income; (iii) loan yield excluding PPP loans; (iv) taxable equivalent net interest margin; (v) taxable equivalent net interest margin excluding PPP loans; (vi) taxable equivalent income before income taxes; (vii) taxable equivalent income tax expense; (viii) tangible assets; (ix) tangible common equity; (x) tangible book value per common share, and (xi) allowance for credit losses to loans held for investment excluding PPP loans, in our analysis of the Company's performance. Tangible common equity excludes goodwill from shareholders' equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non- GAAP financial measures presented by other companies. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” “strive,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, the impact of COVID-19 on operations, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K, as supplemented by our Current Report on Form 8-K filed on April 23, 2020, and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents. About Atlantic Capital Bancshares Atlantic Capital Bancshares, Inc. is a $3.6 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers commercial and not-for-profit banking services, specialty corporate financial services, private banking services and commercial real estate finance solutions to privately held companies and individuals in the Atlanta area, as well as payments and other specialized financial services for select clients nationally. 3

Media Contact: Ashley Carson Email: ashley.carson@atlcapbank.com Phone: 404-995-6050 (ACB-ER) Financial Contact: Patrick Oakes Email: patrick.oakes@atlcapbank.com Phone: 404-995-6050 4

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

(in thousands, except share and per share data; taxable equivalent)	2020				2019	For the year ended December 31,	
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	2020	2019
INCOME SUMMARY [1]							
Interest income - taxable equivalent [2]	$ 25,288	$ 24,578	$ 24,151	$ 26,246	$ 26,699	$ 100,474	$ 106,306
Interest expense	2,299	2,515	2,166	5,043	5,965	12,023	24,983
Net interest income - taxable equivalent	22,989	22,063	21,985	21,203	20,734	88,451	81,323
Provision for credit losses	481	28	8,863	8,074	787	17,446	2,712
Net interest income after provision for credit losses	22,508	22,035	13,122	13,129	19,947	71,005	78,611
Noninterest income	3,016	2,504	2,343	2,422	2,679	10,285	10,725
Noninterest expense	13,164	13,713	12,904	12,877	13,382	52,659	53,108
Income from continuing operations before income taxes	12,360	10,826	2,561	2,674	9,244	28,631	36,228
Income tax expense	2,410	2,208	712	550	2,104	6,091	8,070
Net income from continuing operations [2][3]	**9,950**	**8,618**	**1,849**	**2,124**	**7,140**	**22,540**	**28,158**
Income from discontinued operations, net of tax	—	—	—	—	—	—	21,697
Net income	**$ 9,950**	**$ 8,618**	**$ 1,849**	**$ 2,124**	**$ 7,140**	**$ 22,540**	**$ 49,855**
PER SHARE DATA							
Diluted earnings per share - continuing operations	$ 0.48	$ 0.40	$ 0.09	$ 0.10	$ 0.32	$ 1.05	$ 1.20
Diluted earnings per share - discontinued operations	—	—	—	—	—	—	0.92
Diluted earnings per share	0.48	0.40	0.09	0.10	0.32	1.05	2.12
Book value per share	16.60	16.05	15.64	15.47	15.01	16.60	15.01
Tangible book value per common share [3]	15.62	15.11	14.72	14.54	14.09	15.62	14.09
PERFORMANCE MEASURES							
Return on average equity	11.68 %	10.05 %	2.20 %	2.56 %	8.65 %	6.67 %	15.10 %
Return on average assets	1.19	1.15	0.25	0.32	1.08	0.76	1.93
Taxable equivalent net interest margin - continuing operations	2.91	3.14	3.23	3.41	3.38	3.16	3.58
Taxable equivalent net interest margin excluding PPP loans	2.81	3.18	3.35	3.41	3.38	3.18	3.58
Efficiency ratio - continuing operations	51.30	56.61	53.82	55.03	57.57	54.14	57.99
Average loans to average deposits	76.81	88.65	88.46	83.84	86.54	84.11	98.02
CAPITAL							
Average equity to average assets	10.18 %	11.45 %	11.53 %	12.41 %	12.47 %	11.33 %	12.77 %
Tangible common equity to tangible assets	8.86	11.03	11.01	11.57	10.61	8.86	10.61
Leverage ratio	8.9 [4]	9.9	9.9	10.7	11.0	8.9 [4]	11.0
Total risk based capital ratio	16.1 [4]	16.9	14.8	14.9	15.0	16.1 [4]	15.0
SHARES OUTSTANDING							
Number of common shares outstanding - basic	20,394,912	21,202,783	21,477,631	21,479,986	21,751,026	20,394,912	21,751,026
Number of common shares outstanding - diluted	20,492,542	21,298,098	21,569,050	21,675,934	21,974,959	20,492,542	21,974,959
Average number of common shares - basic	20,711,089	21,500,735	21,472,462	21,689,038	21,876,487	21,342,086	23,315,562
Average number of common shares - diluted	20,795,332	21,543,805	21,535,040	21,842,175	22,053,907	21,427,722	23,478,001
ASSET QUALITY							
Allowance for credit losses to loans held for investment	1.55 %	1.59 %	1.61 %	1.43 %	1.04 %	1.55 %	0.99 %
Net charge-offs to average loans [5]	0.05	0.06	0.29	0.04	0.07	0.11	0.11
Non-performing assets to total assets	0.13	0.20	0.24	0.27	0.26	0.13	0.26
AVERAGE BALANCES							
Total loans - continuing operations	$ 2,207,956	$ 2,191,669	$ 2,131,847	$ 1,890,184	$ 1,857,736	$ 2,105,930	$ 1,769,613
Investment securities	491,134	453,382	462,850	417,971	389,667	456,422	372,556
Total assets	3,328,719	2,977,444	2,932,716	2,686,266	2,626,388	2,982,222	2,586,428
Deposits - continuing operations	2,874,402	2,472,218	2,409,958	2,254,505	2,146,626	2,503,703	1,805,300
Shareholders' equity	338,948	341,017	338,027	333,480	327,543	337,879	330,216
AT PERIOD END							
Loans and loans held for sale	$ 2,249,036	$ 2,188,894	$ 2,185,847	$ 1,932,909	$ 1,873,524	$ 2,249,036	$ 1,873,894
Investment securities	535,579	446,706	457,749	466,405	399,433	535,579	399,433
Total assets	3,615,617	2,923,977	2,890,622	2,719,658	2,910,379	3,615,617	2,910,379
Deposits	3,161,508	2,468,722	2,407,631	2,225,119	2,499,046	3,161,508	2,499,046
Shareholders' equity	338,586	340,309	335,980	332,300	326,495	338,586	326,495

(1) On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The mortgage business and branches sold to FirstBank are reported as discontinued operations.

(2) Interest income on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

(3) Excludes effect of acquisition related intangibles.

(4) Amounts are estimates as of December 31, 2020.

(5) Annualized.

5

ATLANTIC CAPITAL BANCSHARES, INC. Consolidated Balance Sheets (unaudited) (in thousands, except share data) ASSETS Cash and due from banks $ 16,865 $ 22,715 $ 45,249 Interest-bearing deposits in banks 636,537 91,243 421,079 Cash and cash equivalents 653,402 113,958 466,328 Investment securities available for sale 335,423 260,884 282,461 Investment securities held to maturity, net of allowance for credit losses of $14 and $15 at December 31, 2020 and September 30, 2020, respectively 200,156 185,822 116,972 Other investments 25,892 26,315 27,556 Loans held for sale — 859 370 Loans held for investment 2,249,036 2,188,035 1,873,524 Less: allowance for loan losses (31,818) (31,894) (18,535) Loans held for investment, net 2,217,218 2,156,141 1,854,989 Premises and equipment, net 21,589 22,558 22,536 Bank owned life insurance 72,856 67,489 66,421 Goodwill 19,925 19,925 19,925 Other intangibles, net 2,731 2,685 3,027 Other real estate owned 16 563 278 Other assets 66,409 66,778 49,516 Total assets $ 3,615,617 $ 2,923,977 $ 2,910,379 LIABILITIES AND SHAREHOLDERS’ EQUITY Deposits: Noninterest-bearing demand $ 1,033,765 $ 843,656 $ 824,646 Interest-bearing checking 760,638 387,858 373,727 Savings 625 568 1,219 Money market 1,030,753 945,834 1,173,218 Time 241,328 196,343 44,389 Brokered deposits 94,399 94,463 81,847 Total deposits 3,161,508 2,468,722 2,499,046 Long-term debt 73,807 73,814 49,873 Other liabilities 41,716 41,132 34,965 Total liabilities 3,277,031 2,583,668 2,583,884 SHAREHOLDERS’ EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of December 31, 2020, September 30, 2020 and December 31, 2019 — — — Common stock, no par value; 100,000,000 shares authorized; 20,394,912, 21,202,783, and 21,751,026 shares issued and outstanding as of December 31, 2020, September 30, 2020 and December 31, 2019, respectively 209,942 220,643 230,265 Retained earnings 114,137 104,188 91,669 Accumulated other comprehensive income 14,507 15,478 4,561 Total shareholders’ equity 338,586 340,309 326,495 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 3,615,617 $ 2,923,977 $ 2,910,379 December 31, 2020 December 31, 2019 September 30, 2020 6

ATLANTIC CAPITAL BANCSHARES, INC.
Consolidated Statements of Income (unaudited)

(in thousands, except share and per share data)	Three months ended					Year ended	
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
INTEREST INCOME							
Loans, including fees	$ 21,609	$ 21,049	$ 20,496	$ 22,426	$ 23,175	$ 85,580	$ 93,022
Investment securities	3,000	2,910	3,041	2,732	2,413	11,683	9,559
Interest and dividends on other interest-earning assets	334	274	260	865	944	1,733	3,266
Total interest income	24,943	24,233	23,797	26,023	26,532	98,996	105,847
INTEREST EXPENSE							
Interest on deposits	1,188	1,151	1,299	4,182	4,890	7,820	20,392
Interest on Federal Home Loan Bank advances	—	16	38	—	157	54	817
Interest on federal funds purchased and securities sold under agreements to repurchase	—	3	6	32	94	41	479
Interest on long-term debt	1,111	1,345	823	829	824	4,108	3,295
Total interest expense	2,299	2,515	2,166	5,043	5,965	12,023	24,983
NET INTEREST INCOME BEFORE PROVISION FOR CREDIT LOSSES	22,644	21,718	21,631	20,980	20,567	86,973	80,864
Provision for credit losses	481	28	8,863	8,074	787	17,446	2,712
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	22,163	21,690	12,768	12,906	19,780	69,527	78,152
NONINTEREST INCOME							
Service charges	1,341	1,217	1,081	1,232	998	4,871	3,587
(Losses) gains on sale of securities	(23)	—	—	—	—	(23)	907
(Losses) gains on sale of other assets	(6)	(145)	—	5	—	(146)	127
Derivatives income (loss)	11	10	(10)	246	315	257	(322)
Bank owned life insurance	368	363	367	362	375	1,460	1,546
SBA lending activities	1,015	893	782	414	846	3,104	4,178
Other noninterest income	310	166	123	163	145	762	702
Total noninterest income	3,016	2,504	2,343	2,422	2,679	10,285	10,725
NONINTEREST EXPENSE							
Salaries and employee benefits	8,437	8,850	8,466	8,476	8,500	34,229	34,537
Occupancy	767	739	883	794	838	3,183	2,888
Equipment and software	969	826	763	779	769	3,337	3,103
Professional services	686	562	792	705	577	2,745	2,908
Communications and data processing	789	757	670	897	1,066	3,113	3,199
Marketing and business development	144	141	79	153	143	517	845
Travel, meals and entertainment	14	39	34	140	175	227	679
FDIC premiums	241	213	175	—	—	629	217
Other noninterest expense	1,117	1,586	1,042	933	1,314	4,679	4,732
Total noninterest expense	13,164	13,713	12,904	12,877	13,382	52,659	53,108
INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	12,015	10,481	2,207	2,451	9,077	27,153	35,769
Provision for income taxes	2,065	1,863	358	327	1,937	4,613	7,611
NET INCOME FROM CONTINUING OPERATIONS	9,950	8,618	1,849	2,124	7,140	22,540	28,158
DISCONTINUED OPERATIONS							
Income from discontinued operations	$ —	$ —	$ —	$ —	$ —	$ —	$ 28,690
Provision for income taxes	—	—	—	—	—	—	6,993
Net income from discontinued operations	—	—	—	—	—	—	21,697
NET INCOME	$ 9,950	$ 8,618	$ 1,849	$ 2,124	$ 7,140	$ 22,540	$ 49,855
Net Income per Common Share - Basic							
Net income per common share - continuing operations	$ 0.48	$ 0.40	$ 0.09	$ 0.10	$ 0.33	$ 1.06	$ 1.21
Net income per common share - discontinued operations	—	—	—	—	—	—	0.93
Net Income per Common Share - Basic	0.48	0.40	0.09	0.10	0.33	1.06	2.14
Net Income per Common Share - Diluted							
Net income per common share - continuing operations	$ 0.48	$ 0.40	$ 0.09	$ 0.10	$ 0.32	$ 1.05	$ 1.20
Net income per common share - discontinued operations	—	—	—	—	—	—	0.92
Net Income per Common Share - Diluted	0.48	0.40	0.09	0.10	0.32	1.05	2.12
Weighted average shares - basic	20,711,089	21,500,735	21,472,462	21,689,038	21,876,487	21,342,086	23,315,562
Weighted average shares - diluted	20,795,332	21,543,805	21,535,040	21,842,175	22,053,907	21,427,722	23,478,001

7

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

(dollars in thousands; taxable equivalent)	Three months ended December 31, 2020 Average Balance	December 31, 2020 Interest Income/ Expense	December 31, 2020 Tax Equivalent Yield/Rate	September 30, 2020 Average Balance	September 30, 2020 Interest Income/ Expense	September 30, 2020 Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 435,939	$ 141	0.13 %	$ 136,459	$ 65	0.19 %
Investment securities:						
Taxable investment securities	275,872	1,587	2.29	237,655	1,467	2.46
Non-taxable investment securities [1]	215,262	1,758	3.25	215,727	1,788	3.30
Total investment securities	491,134	3,345	2.71	453,382	3,255	2.86
Loans	2,207,956	21,609	3.89	2,191,669	21,049	3.82
FHLB and FRB stock	12,699	193	6.05	14,484	209	5.74
Total interest-earning assets	3,147,728	25,288	3.20	2,795,994	24,578	3.50
Non-earning assets	180,991			181,450		
Total assets	$ 3,328,719			$ 2,977,444		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,585,928	1,043	0.26	1,383,382	1,006	0.29
Time deposits	221,792	72	0.13	166,019	86	0.21
Brokered deposits	89,673	73	0.32	68,102	59	0.34
Total interest-bearing deposits	1,897,393	1,188	0.25	1,617,503	1,151	0.28
Total borrowings	—	—	-	40,793	19	0.19
Total long-term debt	73,811	1,111	5.99	82,708	1,345	6.47
Total interest-bearing liabilities	1,971,204	2,299	0.46	1,741,004	2,515	0.57
Demand deposits	977,009			854,715		
Other liabilities	41,558			40,708		
Shareholders' equity	338,948			341,017		
Total liabilities and shareholders' equity	$ 3,328,719			$ 2,977,444		
Net interest spread			2.73 %			2.92 %
Net interest income and net interest margin [2]		$ 22,989	2.91 %		$ 22,063	3.14 %
Non-taxable equivalent net interest margin			2.86 %			3.09 %

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

(dollars in thousands; taxable equivalent)	Three months ended December 31, 2020 Average Balance	December 31, 2020 Interest Income/ Expense	December 31, 2020 Tax Equivalent Yield/Rate	December 31, 2019 Average Balance	December 31, 2019 Interest Income/ Expense	December 31, 2019 Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 435,939	$ 141	0.13 %	$ 174,589	$ 733	1.67 %
Investment securities:						
Taxable investment securities	275,872	1,587	2.29	242,175	1,570	2.57
Non-taxable investment securities [1]	215,262	1,758	3.25	147,492	1,010	2.72
Total investment securities	491,134	3,345	2.71	389,667	2,580	2.63
Loans	2,207,956	21,609	3.89	1,857,736	23,175	4.95
FHLB and FRB stock	12,699	193	6.05	14,106	211	5.93
Total interest-earning assets	3,147,728	25,288	3.20	2,436,098	26,699	4.35
Non-earning assets	180,991			190,290		
Total assets	$ 3,328,719			$ 2,626,388		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,585,928	1,043	0.26	1,328,184	4,525	1.35
Time deposits	221,792	72	0.13	37,388	52	0.55
Brokered deposits	89,673	73	0.32	62,757	313	1.98
Total interest-bearing deposits	1,897,393	1,188	0.25	1,428,329	4,890	1.36
Total borrowings	—	—	—	54,706	252	1.83
Total long-term debt	73,811	1,111	5.99	49,845	823	6.55
Total interest-bearing liabilities	1,971,204	2,299	0.46	1,532,880	5,965	1.54
Demand deposits	977,009			718,297		
Other liabilities	41,558			47,668		
Shareholders' equity	338,948			327,543		
Total liabilities and shareholders' equity	$ 3,328,719			$ 2,626,388		
Net interest spread			2.73 %			2.80 %
Net interest income and net interest margin [2]		$ 22,989	2.91 %		$ 20,734	3.38 %
Non-taxable equivalent net interest margin			2.86 %			3.35 %

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

8

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Year ended					
	December 31, 2020			December 31, 2019		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 220,225	$ 897	0.41 %	$ 110,543	$ 2,209	2.00 %
Other short-term investments	27	—	—	3,875	118	3.05
Investment securities:						
Taxable investment securities	253,799	6,316	2.49	274,189	7,188	2.62
Non-taxable investment securities [(1)]	202,623	6,845	3.38	98,367	2,830	2.88
Total investment securities	456,422	13,161	2.88	372,556	10,018	2.69
Loans - continuing operations	2,105,930	85,580	4.06	1,769,613	93,022	5.26
FHLB and FRB stock	14,172	836	5.90	14,156	939	6.63
Total interest-earning assets - continuing operations	2,796,776	100,474	3.59	2,270,743	106,306	4.68
Loans held for sale - discontinued operations	—	—	—	116,725	4,588	3.93
Total interest-earning assets	2,796,776	100,474	3.59	2,387,468	110,894	4.64
Non-earning assets	185,446			198,960		
Total assets	$ 2,982,222			$ 2,586,428		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,444,699	6,931	0.48	1,107,765	18,155	1.64
Time deposits	135,309	269	0.20	23,072	191	0.83
Brokered deposits	83,274	620	0.74	84,601	2,046	2.42
Total interest-bearing deposits	1,663,282	7,820	0.47	1,215,438	20,392	1.68
Total borrowings	37,473	95	0.25	54,931	1,297	2.36
Total long-term debt	64,162	4,108	6.40	49,782	3,294	6.62
Total interest-bearing liabilities - continuing operations	1,764,917	12,023	0.68	1,320,151	24,983	1.89
Interest-bearing liabilities - discontinued operations	—	—	—	144,064	1,502	1.04
Total interest-bearing liabilities	1,764,917	12,023	0.68	1,464,215	26,485	1.81
Demand deposits	840,421			589,862		
Demand deposits - discontinued operations	—			39,253		
Other liabilities	39,005			162,882		
Shareholders' equity	337,879			330,216		
Total liabilities and shareholders' equity	$ 2,982,222			$ 2,586,428		
Net interest spread - continuing operations			2.91 %			2.79 %
Net interest income and net interest margin - continuing operations[(2)]		$ 88,451	3.16 %		$ 81,323	3.58 %
Net interest income and net interest margin[(2)]		$ 88,451	3.16 %		$ 84,409	3.54 %
Non-taxable equivalent net interest margin			3.11 %			3.52 %

[(1)] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

[(2)] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

9

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Loans

(dollars in thousands)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ —	$ 859	$ 1,153	$ —	$ 370	$ (859)	$ (370)
Total loans held for sale	$ —	$ 859	$ 1,153	$ —	$ 370	$ (859)	$ (370)
Loans held for investment							
Commercial loans:							
Commercial and industrial - other	$ 760,645	$ 712,567	$ 739,769	$ 760,062	$ 705,115	$ 48,078	$ 55,530
Commercial and industrial - PPP	192,160	231,834	234,049	—	—	(39,674)	192,160
Commercial real estate:							
Multifamily	66,262	58,336	58,909	73,654	98,378	7,926	(32,116)
Owner occupied	373,689	364,170	366,847	359,026	357,912	9,519	15,777
Investment	469,150	458,279	474,565	477,451	460,038	10,871	9,112
Construction and land:							
1-4 family residential construction	1,171	—	11	2,706	4,009	1,171	(2,838)
Other construction, development, and land	144,424	139,836	128,980	124,116	123,531	4,588	20,893
Mortgage warehouse loans	—	—	—	—	13,941	—	(13,941)
Total commercial loans	2,007,501	1,965,022	2,003,130	1,797,015	1,762,924	42,479	244,577
Residential:							
Residential mortgages	33,783	29,460	32,327	31,761	31,315	4,323	2,468
Home equity	25,443	24,528	23,689	23,479	25,002	915	441
Total residential loans	59,226	53,988	56,016	55,240	56,317	5,238	2,909
Consumer	176,066	154,916	113,149	58,164	37,765	21,150	138,301
Other	13,897	22,777	22,160	25,488	19,552	(8,880)	(5,655)
	2,256,690	2,196,703	2,194,455	1,935,907	1,876,558	59,987	380,132
Less net deferred fees and other unearned income	(7,654)	(8,668)	(9,761)	(2,998)	(3,034)	1,014	(4,620)
Total loans held for investment	$ 2,249,036	$ 2,188,035	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 61,001	$ 375,512
Total loans	$ 2,249,036	$ 2,188,894	$ 2,185,847	$ 1,932,909	$ 1,873,894	$ 60,142	$ 375,142
Total unfunded commitments	$ 813,757	$ 764,247	$ 749,321	$ 689,620	$ 743,958	$ 49,510	$ 69,799

10

ATLANTIC CAPITAL BANCSHARES, INC.
Allowance for Credit Losses Activity and Credit Quality

(dollars in thousands)	2020 Fourth Quarter	2020 Third Quarter	2020 Second Quarter	2020 First Quarter	2019 Fourth Quarter
Allowance for loan losses					
Balance at beginning of period	$ 31,894	$ 31,605	$ 24,896	$ 18,535	$ 18,080
Adoption of ASU 2016-13	—	—	—	(854)	—
Provision for loan losses	225	636	8,222	7,409	787
Loans charged-off:					
Commercial and industrial	(401)	(404)	(1,479)	(18)	(344)
Commercial real estate	—	—	—	(78)	—
Construction and land	—	—	—	—	—
Residential mortgages	—	—	(36)	—	—
Home equity	—	—	—	(125)	—
Consumer	—	—	—	—	—
Other	—	—	—	—	—
Total loans charged-off	(401)	(404)	(1,515)	(221)	(344)
Recoveries on loans previously charged-off:					
Commercial and industrial	37	56	1	—	5
Commercial real estate	44	—	—	18	—
Construction and land	18	—	—	—	—
Residential mortgages	—	—	—	1	7
Home equity	—	—	—	—	—
Consumer	1	1	1	8	—
Other	—	—	—	—	—
Total recoveries	100	57	2	27	12
Net charge-offs	$ (301)	$ (347)	$ (1,513)	$ (194)	$ (332)
Balance at period end	$ 31,818	$ 31,894	$ 31,605	$ 24,896	$ 18,535
Allowance for unfunded commitments					
Balance at beginning of period	$ 2,871	$ 3,480	$ 2,838	$ 892	$ 836
Adoption of ASU 2016-13	—	—	—	1,275	—
Provision for unfunded commitments	257	(609)	642	671	56
Balance at period end	$ 3,128	$ 2,871	$ 3,480	$ 2,838	$ 892
Total allowance for credit losses - loans and unfunded commitments	$ 34,946	$ 34,765	$ 35,085	$ 27,734	$ 19,427
Provision for credit losses under CECL					
Provision for loan losses	225	636	8,222	7,409	787
Provision for securities held to maturity credit losses	(1)	1	(1)	(6)	-
Provision for unfunded commitments[(1)]	257	(609)	642	671	-
Total provision for credit losses	$ 481	$ 28	$ 8,863	$ 8,074	$ 787
Non-performing loans	$ 4,862	$ 5,421	$ 6,265	$ 6,515	$ 7,293
Foreclosed properties (OREO)	16	563	779	779	278
Total nonperforming assets	$ 4,878	$ 5,984	$ 7,044	$ 7,294	$ 7,571
Allowance for loan losses to loans held for investment	1.41 %	1.46 %	1.45 %	1.29 %	0.99 %
Allowance for credit losses to loans held for investment	1.55 %	1.59 %	1.61 %	1.43 %	1.04 %
Allowance for credit losses to loans held for investment excluding PPP loans	1.70 %	1.78 %	1.80 %	1.43 %	1.04 %
Net charge-offs to average loans [(2)]	0.05	0.06	0.29	0.04	0.07
Non-performing loans as a percentage of total loans	0.22 %	0.25 %	0.29 %	0.34 %	0.39 %
Non-performing assets as a percentage of total assets	0.13 %	0.20 %	0.24 %	0.27 %	0.26 %

[(1)] Prior to the adoption of ASU 2016-13, the provision for unfunded commitments was included in other expense and totaled $56 for the fourth quarter of 2019.

[(2)] Annualized.

11

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Deposits

(dollars in thousands)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	Linked Quarter Change	Year Over Year Change
DDA	$ 1,033,765	$ 843,656	$ 883,662	$ 712,919	$ 824,646	$ 190,109	$ 209,119
NOW	760,638	387,858	449,737	368,463	373,727	372,780	386,911
Savings	625	568	583	567	1,219	57	(594)
Money market	1,030,753	945,834	879,863	982,109	1,173,218	84,919	(142,465)
Time	241,328	196,343	131,353	66,793	44,389	44,985	196,939
Brokered	94,399	94,463	62,433	94,268	81,847	(64)	12,552
Total deposits	$ 3,161,508	$ 2,468,722	$ 2,407,631	$ 2,225,119	$ 2,499,046	$ 692,786	$ 662,462

Average Deposits

	2020				2019		
(dollars in thousands)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Linked Quarter Change	Q4 2020 vs Q4 2019
DDA	$ 977,009	$ 854,715	$ 815,299	$ 713,001	$ 718,298	$ 122,294	$ 258,711
NOW	558,967	440,734	462,051	382,178	320,637	118,233	238,330
Savings	614	586	574	650	1,098	28	(484)
Money market	1,026,347	942,062	952,444	1,010,713	1,006,449	84,285	19,898
Time	221,792	166,019	96,362	55,775	37,388	55,773	184,404
Brokered	89,673	68,102	83,228	92,188	62,757	21,571	26,916
Total deposits	$ 2,874,402	$ 2,472,218	$ 2,409,958	$ 2,254,505	$ 2,146,627	$ 402,184	$ 727,775
Noninterest bearing deposits as a percentage of average deposits	34.0 %	34.6 %	33.8 %	31.6 %	33.5 %		
Cost of interest-bearing deposits	0.25 %	0.28 %	0.33 %	1.09 %	1.36 %		
Cost of deposits	0.16 %	0.19 %	0.22 %	0.75 %	0.90 %		

12

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2020 Fourth Quarter	2020 Third Quarter	2020 Second Quarter	2020 First Quarter	2019 Fourth Quarter	For the year ended December 31, 2020	For the year ended December 31, 2019
Taxable equivalent interest income reconciliation							
Interest income - GAAP	$ 24,943	$ 24,233	$ 23,797	$ 26,023	$ 26,532	$ 98,996	$ 105,847
Taxable equivalent adjustment	345	345	354	223	167	1,478	459
Interest income - taxable equivalent	$ 25,288	$ 24,578	$ 24,151	$ 26,246	$ 26,699	$ 100,474	$ 106,306
Taxable equivalent net interest income reconciliation - continuing operations							
Net interest income - GAAP	$ 22,644	$ 21,718	$ 21,631	$ 20,980	$ 20,567	$ 86,973	$ 80,864
Taxable equivalent adjustment	345	345	354	223	167	1,478	459
Net interest income - taxable equivalent - continuing operations	$ 22,989	$ 22,063	$ 21,985	$ 21,203	$ 20,734	$ 88,451	$ 81,323
Loan yield excluding PPP loans							
Loan yield - GAAP	3.89 %	3.82 %	3.87 %	4.77 %	4.95 %	4.06 %	5.26 %
Impact of PPP loans	(0.03)	0.13	0.22	—	—	0.10	—
Loan yield excluding PPP loans	3.86 %	3.95 %	4.09 %	4.77 %	4.95 %	4.16 %	5.26 %
Taxable equivalent net interest margin reconciliation - continuing operations							
Net interest margin - GAAP - continuing operations	2.86 %	3.09 %	3.17 %	3.38 %	3.35 %	3.11 %	3.52 %
Impact of taxable equivalent adjustment	0.05	0.05	0.06	0.03	0.03	0.05	0.06
Net interest margin - taxable equivalent - continuing operations	2.91 %	3.14 %	3.23 %	3.41 %	3.38 %	3.16 %	3.58 %
Taxable equivalent net interest margin reconciliation							
Net interest margin - GAAP	2.86 %	3.09 %	3.17 %	3.38 %	3.35 %	3.11 %	3.52 %
Impact of taxable equivalent adjustment	0.05	0.05	0.06	0.03	0.03	0.05	0.02
Net interest margin - taxable equivalent	2.91 %	3.14 %	3.23 %	3.41 %	3.38 %	3.16 %	3.54 %
Taxable equivalent net interest margin excluding PPP loans reconciliation							
Net interest margin - GAAP	2.86 %	3.09 %	3.17 %	3.38 %	3.35 %	3.11 %	3.52 %
Impact of PPP loans	(0.05)	0.09	0.18	—	—	0.07	—
Net interest margin - taxable equivalent excluding PPP loans	2.81 %	3.18 %	3.35 %	3.38 %	3.35 %	3.18 %	3.52 %
Taxable equivalent income before income taxes reconciliation							
Income before income taxes - GAAP	$ 12,015	$ 10,481	$ 2,207	$ 2,451	$ 9,077	$ 27,153	$ 35,769
Taxable equivalent adjustment	345	345	354	223	167	1,478	459
Income before income taxes	$ 12,360	$ 10,826	$ 2,561	$ 2,674	$ 9,244	$ 28,631	$ 36,228
Taxable equivalent income tax expense reconciliation							
Income tax expense - GAAP	$ 2,065	$ 1,863	$ 358	$ 327	$ 1,937	$ 4,613	$ 7,611
Taxable equivalent adjustment	345	345	354	223	167	1,478	459
Income tax expense	$ 2,410	$ 2,208	$ 712	$ 550	$ 2,104	$ 6,091	$ 8,070
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 338,586	$ 340,309	$ 335,980	$ 332,300	$ 326,495	$ 338,586	$ 326,495
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 318,661	$ 320,384	$ 316,055	$ 312,375	$ 306,570	$ 318,661	$ 306,570
Common shares outstanding	20,394,912	21,202,783	21,477,631	21,479,986	21,751,026	20,394,912	21,751,026
Book value per common share - GAAP	$ 16.60	$ 16.05	$ 15.64	$ 15.47	$ 15.01	$ 16.60	$ 15.01
Tangible book value	15.62	15.11	14.72	14.54	14.09	15.62	14.09
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 338,586	$ 340,309	$ 335,980	$ 332,300	$ 326,495	$ 338,586	$ 326,495
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 318,661	$ 320,384	$ 316,055	$ 312,375	$ 306,570	$ 318,661	$ 306,570
Total assets	$ 3,615,617	$ 2,923,977	$ 2,890,622	$ 2,719,658	$ 2,910,379	$ 3,615,617	$ 2,910,379
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 3,595,692	$ 2,904,052	$ 2,870,697	$ 2,699,733	$ 2,890,454	$ 3,595,692	$ 2,890,454
Tangible common equity to tangible assets	8.86 %	11.03 %	11.01 %	11.57 %	10.61 %	8.86 %	10.61 %
Allowance for credit losses to loans held for investment reconciliation							
Total loans held for investment	$ 2,249,036	$ 2,188,035	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 2,249,036	$ 1,873,524
PPP loans	(192,160)	(231,834)	(234,049)	—	—	(192,160)	—
Total loans held for investment excluding PPP loans	$ 2,056,876	$ 1,956,201	$ 1,950,645	$ 1,932,909	$ 1,873,524	$ 2,056,876	$ 1,873,524
Allowance for credit losses to loans held for investment	1.55 %	1.59 %	1.61 %	1.43 %	1.04 %	1.55 %	1.04 %
Allowance for credit losses to loans held for investment excluding PPP loans	1.70 %	1.78 %	1.80 %	1.43 %	1.04 %	1.70 %	1.04 %

13

ATLANTIC CAPITAL BANCSHARES, INC. Financial Information from Discontinued Operations Components of Net Income from Discontinued Operations (in thousands) Net interest income $— $ $ — $ — $ — $ — $ — 3,086 Provision for credit losses — — — — — — — Net interest income after provision — — — — — — 3,086 Service charges — — — — — — 527 Mortgage income — — — — — — 288 Gain on sale of branches — — — — — — 34,475 Other income — — — — — — (1) Total noninterest income — — — — — — 35,289 Salaries and employee benefits — — — — — — 2,757 Occupancy — — — — — — 410 Equipment and software — — — — — — 131 Amortization of intangibles — — — — — — 247 Communications and data processing — — — — — — 586 Divestiture expense — — — — — — 5,095 Other noninterest expense — — — — — — 459 Total noninterest expense — — — — — — 9,685 Net income before provision for income taxes — — — — — — 28,690 Provision for income taxes — — — — — — 6,993 Net income from discontinued operations $— $ $ — $ — $ — $ — $ — 21,697 For the year ended December 31, Second Quarter Third Quarter First Quarter 2019 2020 Fourth Quarter 2019 2020 Fourth Quarter 14